# BEAR STEARNS

**BEAR STEARNS FINANCIAL PRODUCTS INC.**
383 MADISON AVENUE
NEW YORK, NEW YORK 10179
212-272-4009

| | |
|---|---|
| **DATE:** | August 25, 2006 |
| **TO:** | Wells Fargo Bank, N.A., not in its individual capacity but solely as the trustee of the Separate Interest Trust for GSR Mortgage Loan Trust 2006-8F |
| **ATTENTION:** | Client Manager – GSR 2006-8F |
| **TELEPHONE:** | 410-884-2000 |
| **FACSIMILE:** | 410-715-2300 |
| **TO:** | Goldman Sachs Capital Markets, L.P. |
| **ATTENTION:** | Roger Yao |
| **TELEPHONE:** | 212-357-8377 |
| **FACSIMILE:** | 212-493-0495 |
| **FROM:** | Derivatives Documentation |
| **TELEPHONE:** | 212-272-2711 |
| **FACSIMILE:** | 212-272-9857 |
| **RE:** | **Novation Confirmation** |
| **REFERENCE NUMBER(S):** | FXNEC8613 |

The purpose of this letter is to confirm the terms and conditions of the Novation Transaction entered into between the parties and effective from the Novation Date specified below. This Novation Confirmation constitutes a "Confirmation" as referred to in the New Agreement specified below.

1. The definitions and provisions contained in the 2004 ISDA Novation Definitions (the "Definitions") and the terms and provisions of the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc. and amended from time to time, are incorporated in this Novation Confirmation. In the event of any inconsistency between (i) the Definitions, (ii) the 2000 ISDA Definitions and/or (iii) the Novation Agreement and this Novation Confirmation, this Novation Confirmation will govern.

2. The terms of the Novation Transaction to which this Novation Confirmation relates are as follows:

| | |
|---|---|
| Novation Trade Date: | August 25, 2006 |
| Novation Date: | August 25, 2006 |
| Novated Amount: | The Notional Amount as specified in Exhibit A attached hereto. |
| Transferor: | Goldman Sachs Capital Markets, L.P. |
| Transferee: | Wells Fargo Bank, N.A., not in its individual capacity but solely as the trustee of the Separate Interest Trust for GSR Mortgage Loan Trust 2006-8F |
| Remaining Party: | Bear Stearns Financial Products Inc. |

3. The terms of the Old Transaction to which this Novation Confirmation relates, for identification purposes, are as specified in the Old Confirmation attached hereto as Exhibit A.

4. Except as modified herein, the terms of the New Transaction to which this Novation Confirmation relates shall be as specified in the copy of the Old Confirmation, as amended herein, attached hereto as Exhibit A.

| | |
|---|---|
| Full First Calculation Period: | Applicable |

5. Offices:

| | |
|---|---|
| Transferor: | Not Applicable |
| Transferee: | Not Applicable |
| Remaining Party: | Not Applicable |

6. Other Provisions. Additional Provisions relating to the New Transaction:

**Provisions Deemed Incorporated into the New Agreement.**

a) Tax Representations. [Reserved]

b) Proceedings. Remaining Party shall not institute against or cause any other person to institute against, or join any other person in instituting against, the Transferee any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law for a period of one year and one day (or, if longer, the applicable preference period) following payment in full of the Certificates. This provision will survive termination of the New Transaction.

c) Set-off. Notwithstanding any provision of the New Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party thereunder against any obligation between it and the other party under any other agreements.

d) No transfer, amendment, waiver, supplement, assignment or other modification of the Novated Transaction shall be permitted by either party without written consent by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. (the "Rating Agency"). The Rating Agency shall not unreasonably withhold its consent to any transfer or assignment of the Novated Transaction.

e) Additional Termination Event.

If, upon the occurrence of a Cap Disclosure Event (as defined in clause (ii) of Section (f) below), BSFP has not, within 10 days after such Cap Disclosure Event complied with any of the provisions set forth in clause (iii) of Section (f) below, then an Additional Termination Event shall have occurred with respect to BSFP and BSFP shall be the sole Affected Party with respect to such Additional Termination Event.

f) Compliance with Regulation AB.

(i) BSFP agrees and acknowledges that GS Mortgage Securities Corp. (the "Depositor") is required under Regulation AB under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (the "Exchange Act") ("Regulation AB"), to disclose certain

financial information regarding BSFP or its group of affiliated entities, if applicable, depending on the aggregate "significance percentage" of this Agreement and any other derivative contracts between BSFP or its group of affiliated entities, if applicable, and Counterparty, as calculated from time to time in accordance with Item 1115 of Regulation AB.

(ii) It shall be a cap disclosure event ("Cap Disclosure Event") if, on any Business Day after the date hereof, Depositor requests from BSFP the applicable financial information described in Item 1115 of Regulation AB (such request to be based on a reasonable determination by Depositor, in good faith, that such information is required under Regulation AB) (the "Cap Financial Disclosure").

(iii) Upon the occurrence of a Cap Disclosure Event, BSFP, at its own expense, shall (a) provide to Depositor the Cap Financial Disclosure including any required consents from BSFP's accountants, if applicable, (b) secure another entity to replace BSFP as party to this Agreement on terms substantially similar to this Agreement and subject to prior notification to the Cap Rating Agencies, which entity (or a guarantor therefor) meets or exceeds the Approved Rating Thresholds (or which satisfies the Rating Agency Condition) and which entity is able to comply with the requirements of Item 1115 of Regulation AB or (c) obtain a guaranty of the BSFP's obligations under this Agreement from an affiliate of BSFP that is able to comply with the financial information disclosure requirements of Item 1115 of Regulation AB, such that disclosure provided in respect of the affiliate will satisfy any disclosure requirements applicable to BSFP and such affiliate (in the sole discretion of the Counterparty), and cause such affiliate to provide Cap Financial Disclosure. If permitted by Regulation AB, any required Cap Financial Disclosure may be provided by incorporation by reference from reports filed pursuant to the Exchange Act.

(iv) BSFP agrees that, in the event that BSFP provides Cap Financial Disclosure to Depositor in accordance with clause (iii)(a) of Section (f) or causes its affiliate to provide Cap Financial Disclosure to Depositor in accordance with clause (iii)(c) of Section (f), it will indemnify and hold harmless Depositor, its respective directors or officers and any person controlling Depositor, from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in such Cap Financial Disclosure or caused by any omission or alleged omission to state in such Cap Financial Disclosure a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

g) Third Party Beneficiary. Depositor shall be a third party beneficiary of this Agreement.

h) Trustee Capacity. It is expressly understood and agreed by the parties hereto that insofar as this Confirmation is executed by Wells Fargo Bank, N.A. ("Wells Fargo") (i) this Confirmation is executed and delivered by Wells Fargo, not in its individual capacity but solely as trustee of the separate interest trust created pursuant to the Master Servicing and Trust Agreement dated as of August 1, 2006 among GS Mortgage Securities Corp., as depositor, U.S. Bank National Association, as a custodian and trustee, Wells Fargo, as master servicer and securities administrator and Deutsche Bank National Trust Company, as a custodian (the "Trust Agreement"), in the exercise of the powers and authority conferred and vested in it thereunder, (ii) each of the representations, undertakings and agreements herein made on behalf of the trust formed under the Trust Agreement is made and intended not as personal representations, undertakings and agreements of the Wells Fargo but is made and intended solely for the purpose of binding only the trust, and (iii) under no circumstances shall Wells Fargo, in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by it on behalf of the trust under this Confirmation.

7. Wire instructions for Transferee: Wells Fargo Bank NA
ABA # 121000248
Account Name: SAS Clearing
Account #:3970771416
FFC TO: GSR 2006-8F /Acct #50939901

8. Addresses for Notices:

Transferee: Wells Fargo Bank, N.A.
Attention: Client Manger – GSR 2006-8F
9062 Old Annapolis Rd.
Columbia, MD 21045
Telephone: 410-884-2000
Facsimile: 410-715-2300

With a copy to: GSR Mortgage Loan Trust 2006-8F
Attention: Eugene Gorelik
Goldman, Sachs & Co.
85 Broad Street, 27th Floor
New York, NY 10004
Telephone: 212-902-5008
Facsimile: 212-493-0349

Transferor: Goldman Sachs Capital Markets, L.P.
Attention: Eugene Gorelik
85 Broad Street, 27th Floor
New York, NY 10004
Telephone: 212-902-5008
Facsimile: 212-493-0349

Remaining Party: As specified in Section 6(a) of the Old Confirmation attached hereto as Exhibit A.

The parties confirm their acceptance to be bound by this Novation Confirmation as of the Novation Date by executing a copy of this Novation Confirmation and returning a facsimile of the fully-executed Novation Confirmation to **212-272-9857.** The Transferor, by its execution of a copy of this Novation Confirmation, agrees to the terms of the Novation Confirmation as it relates to the Old Transaction. The Transferee, by its execution of a copy of this Novation Confirmation, agrees to the terms of the Novation Confirmation as it relates to the New Transaction. For inquiries regarding U.S. Transaction, please contact **Susan Donlon** by telephone at **212-272-2364**. For all other inquiries please contact **Derivatives Documentation** by telephone at **353-1-402-6223**.

**Bear Stearns Financial Products Inc.**

By: Leticia Chévere
Name: Leticia Chévere
Title: Authorized Signatory
Date 8/25/06

**Goldman Sachs Capital Markets, L.P.**

By: ____________________
As authorized agent or officer for Goldman Sachs Capital Markets, L.P.
Name:
Title:
Date

**Wells Fargo Bank, N.A. not in its individual capacity but solely as trustee of the Separate Interest Trust for GSR Mortgage Loan Trust 2006-8F**

By: ____________________
Name:
Title:
Date

lm

The parties confirm their acceptance to be bound by this Novation Confirmation as of the Novation Date by executing a copy of this Novation Confirmation and returning a facsimile of the fully-executed Novation Confirmation to **212-272-9857.** The Transferor, by its execution of a copy of this Novation Confirmation, agrees to the terms of the Novation Confirmation as it relates to the Old Transaction. The Transferee, by its execution of a copy of this Novation Confirmation, agrees to the terms of the Novation Confirmation as it relates to the New Transaction. For inquiries regarding U.S. Transaction, please contact **Susan Donlon** by telephone at **212-272-2364.** For all other inquiries please contact **Derivatives Documentation** by telephone at **353-1-402-6223.**

**Bear Stearns Financial Products Inc.**

By: ________________________
Name:
Title:
Date

**Goldman Sachs Capital Markets, L.P.**

By: ________________________
As authorized agent or officer for Goldman Sachs Capital Markets, L.P.
Name:
Title:
Date

**James Gavin**
**Vice President**

**Wells Fargo Bank, N.A. not in its individual capacity but solely as trustee of the Separate Interest Trust for GSR Mortgage Loan Trust 2006-8F**

By: ________________________
Name:
Title:
Date

lm

# BEAR STEARNS

**BEAR STEARNS FINANCIAL PRODUCTS INC.**
383 MADISON AVENUE
NEW YORK, NEW YORK 10179
212-272-4009

**Exhibit A**

| | |
|---|---|
| **DATE:** | August 25, 2006 |
| **TO:** | Goldman Sachs Capital Markets, L.P. |
| **ATTENTION:** | Roger Yao |
| **TELEPHONE:** | 212-357-8377 |
| **FACSIMILE:** | 212-493-0495 |
| **FROM:** | Derivatives Documentation |
| **TELEPHONE:** | 212-272-2711 |
| **FACSIMILE:** | 212-272-9857 |
| **SUBJECT:** | Fixed Income Derivatives Confirmation and Agreement |
| **REFERENCE NUMBER:** | FXNEC8613 |

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. ("BSFP") and Goldman Sachs Capital Markets, L.P. ("Counterparty"). This Agreement, which evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1. This Agreement is subject to the *2000 ISDA Definitions* (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). You and we have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency—Cross Border) form (the "ISDA Form Master Agreement") but, rather, an ISDA Form Master Agreement shall be deemed to have been executed by you and us on the date we entered into the Transaction. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

| | |
|---|---|
| Type of Transaction: | Rate Cap |
| Notional Amount: | With respect to any Calculation Period, the amount set forth for such Calculation Period in Schedule I attached hereto. |
| Trade Date: | August 18, 2006 |

| | |
|---|---|
| Effective Date: | August 25, 2006 |
| Termination Date: | April 25, 2025 |

**Fixed Amount (Premium):**

| | |
|---|---|
| Fixed Rate Payer: | Counterparty |
| Fixed Rate Payer Payment Date: | August 22, 2006 |
| Fixed Amount: | USD 209,000 |

**Floating Amounts:**

| | |
|---|---|
| Floating Rate Payer: | BSFP |
| Cap Rate: | 5.85000% |
| Floating Rate Payer Period End Dates: | The 25th calendar day of each month during the Term of this Transaction, commencing September 25, 2006 and ending on the Termination Date, with No Adjustment. |
| Floating Rate Payer Payment Dates: | Early Payment shall be applicable. The Floating Rate Payer Payment Date shall be one Business Day preceding each Floating Rate Payer Period End Date. |
| Floating Rate Option: | USD-LIBOR-BBA, provided, however, that if the Floating Rate Option for any Calculation Period is greater than 8.85000% then the Floating Rate Option for such Calculation Period shall be deemed to be 8.85000%. |
| Designated Maturity: | One month |
| Floating Rate Day Count Fraction: | 30/360 |
| Reset Dates: | The first day of each Calculation Period. |
| Compounding: | Inapplicable |

| | |
|---|---|
| Business Days: | New York |
| Business Day Convention: | Modified Following |
| Additional Amount: | In connection with amending this Transaction (i) USD 500 is payable by BSFP to Counterparty on August 25, 2006 and (ii) USD 5,000 is payable by Counterparty to BSFP on August 29, 2006. |

3. Provisions Deemed Incorporated in a Schedule to the ISDA Form Master Agreement:

1) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2) *Termination Provisions.* For purposes of the ISDA Form Master Agreement:

(a) "Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

(b) "Specified Transaction" is not applicable to BSFP or Counterparty for any purpose, and, accordingly, Section 5(a)(v) shall not apply to BSFP or Counterparty.

(c) The "Cross Default" provisions of Section 5(a)(vi) will not apply to BSFP or to Counterparty.

(d) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to BSFP or Counterparty.

(e) The "Automatic Early Termination" provision of Section 6(a) will not apply to BSFP or to Counterparty.

(f) Payments on Early Termination. For the purpose of Section 6(e):

(i) Market Quotation will apply.

(ii) The Second Method will apply.

(g) "Termination Currency" means United States Dollars.

3) Tax Representations. Not applicable

4) *Limitation on Events of Default.* Notwithstanding the terms of Sections 5 and 6 of the ISDA Form Master Agreement, if at any time and so long as the Counterparty has satisfied in full all its payment obligations under Section 2(a)(i) of the ISDA Form Master Agreement and has at the time no future payment obligations, whether absolute or contingent, under such Section, then unless BSFP is required pursuant to appropriate proceedings to return to the Counterparty or otherwise returns to the Counterparty upon demand of the Counterparty any portion of any such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA Form Master Agreement with respect to the Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to the Counterparty as Defaulting Party and (b) BSFP shall be entitled to designate an Early Termination Date pursuant to Section 6 of the ISDA Form Master Agreement only as a result of the occurrence of a Termination Event set forth in either Section 5(b)(i) or 5(b)(ii) of the ISDA Form Master Agreement with respect to BSFP as the Affected Party, or Section 5(b)(iii) of the ISDA Form Master Agreement with respect to BSFP as the Burdened Party.

5) *Documents to be Delivered.* For the purpose of Section 4(a) of the ISDA Form Master Agreement:

(1) Tax forms, documents, or certificates to be delivered are:

| **Party required to deliver document** | **Form/Document/ Certificate** | **Date by which to be delivered** |
|---|---|---|
| BSFP and the Counterparty | Any document required or reasonably requested to allow the other party to make payments under this Agreement without any deduction or withholding for or on the account of any Tax or with such deduction or withholding at a reduced rate | Promptly after the earlier of (i) reasonable demand by either party or (ii) learning that such form or document is required |

(2) Other documents to be delivered are:

| **Party required to deliver document** | **Form/Document/ Certificate** | **Date by which to be delivered** | |
|---|---|---|---|
| BSFP and the Counterparty | A certificate of an authorized officer of the party, as to the incumbency and | Upon the execution and delivery of this Agreement and such | Yes |

| Party required to deliver document | Form/Document/ Certificate | Date by which to be delivered |
|---|---|---|
| | authority of the respective officers of the party signing this Agreement, any relevant Credit Support Document, or any Confirmation, as the case may be | Confirmation |

6) *Miscellaneous.* Miscellaneous

(a) Address for Notices: For the purposes of Section 12(a) of the ISDA Form Master Agreement:

Address for notices or communications to BSFP:

| | |
|---|---|
| Address: | 383 Madison Avenue, New York, New York 10179 |
| Attention: | DPC Manager |
| Facsimile: | (212) 272-5823 |

with a copy to:

| | |
|---|---|
| Address: | One Metrotech Center North, Brooklyn, New York 11201 |
| Attention: | Derivative Operations - 7th Floor |
| Facsimile: | (212) 272-1634 |

(For all purposes)

Address for notices or communications to the Counterparty:

| | |
|---|---|
| Address: | Goldman Sachs Capital Markets, L.P.<br>85 Broad Street, 27th Floor<br>New York, NY 10004 |
| Attention: | Roger Yao |
| Facsimile: | 212-493-0495 |
| Phone: | 212-357-8377 |

with a copy to:

| | |
|---|---|
| Address: | Goldman Sachs Capital Markets, L.P. |

| | |
|---|---|
| | 85 Broad St, 26th Floor |
| | New York, NY 10036 |
| Attention: | Mr. Kroum Sourov |
| Facsimile: | 212-902-3000 |
| Phone: | 212-902-8440 |

(For all purposes)

(b) Process Agent. For the purpose of Section 13(c) of the ISDA Form Master Agreement:

| | |
|---|---|
| BSFP appoints as its Process Agent: | Not Applicable |
| The Counterparty appoints as its Process Agent: | Not Applicable |

(c) Offices. The provisions of Section 10(a) of the ISDA Form Master Agreement will not apply to this Agreement; neither BSFP nor the Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b) of the ISDA Form Master Agreement, it shall not in future have any Office other than one in the United States.

(d) Multibranch Party. For the purpose of Section 10(c) of the ISDA Form Master Agreement:

BSFP is not a Multibranch Party.

The Counterparty is not a Multibranch Party.

(e) Calculation Agent. The Calculation Agent is BSFP.

(f) Credit Support Document. Not applicable for either BSFP or the Counterparty.

(g) Credit Support Provider.

BSFP: Not Applicable

The Counterparty: Not Applicable

(h) Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole.

(i) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the

invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

7) "Affiliate" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that BSFP shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii) of the ISDA Form Master Agreement.

8) Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

"(g) Relationship Between Parties.

Each party represents to the other party on each date when it enters into a Transaction that:--

(1) Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

(2) Evaluation and Understanding.

(i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

(ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

(3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

(4) Principal. It is entering into the Transaction as principal, and not as agent or in any other capacity, fiduciary or otherwise."

9) Assignment's.

(a) Assignment. It is acknowledged and agreed by the parties that this Agreement shall be assigned by the Counterparty to Wells Fargo Bank, N.A., not in its individual capacity but solely as trustee of the separate interest trust created pursuant to the Master Servicing and Trust Agreement dated as of August 1, 2006 among GS Mortgage Securities Corp., as depositor, U.S. Bank National Association, as a custodian and the trustee, Wells Fargo Bank, N.A., as master servicer and securities administrator, and Deutsche Bank National Trust Company, as a custodian, on behalf of the holders of the GSR 2006-8F Mortgage Pass-Through Certificates, Class 4A-2 (CUSIP Number: 362611 AM 7) (the "Separate Interest Trust"). Such assignment shall be documented pursuant to a separate novation agreement.

**NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.**

4. Account Details and Settlement Information:

**Payments to BSFP:**
Citibank, N.A., New York
ABA Number: 021-0000-89, for the account of
Bear, Stearns Securities Corp.
Account Number: 0925-3186, for further credit to
Bear Stearns Financial Products Inc.
Sub-account Number: 102-04654-1-3
Attention: Derivatives Department

**Payments to Counterparty:**
Wells Fargo Bank NA
ABA # 121000248
Account Name: SAS Clearing
Account #:3970771416
FFC TO: GSR 2006-8F /Acct #50939901

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to **212-272-9857**. For inquiries regarding U.S. Transactions, please contact **Susan Donlon** by telephone at **212-272-2364**. For all other inquiries please contact **Derivatives Documentation** by telephone at **353-1-402-6233**. Originals will be provided for your execution upon your request.

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

**BEAR STEARNS FINANCIAL PRODUCTS INC.**

By: [signature]
Name: Leticia Chevere
Title: Authorized Signatory

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

**GOLDMAN SACHS CAPITAL MARKETS, L.P.**

By: [signature]
Name:
Title:
**James Gavin**
**Vice President**

lm

**SCHEDULE I**
(all such dates subject to adjustment in accordance with the Business Day Convention)

| From and including | To but excluding | Notional Amount (USD) |
|---|---|---|
| Effective Date | 25-Sep-06 | 50,000,000.00 |
| 25-Sep-06 | 25-Oct-06 | 49,883,634.15 |
| 25-Oct-06 | 25-Nov-06 | 49,715,964.63 |
| 25-Nov-06 | 25-Dec-06 | 49,496,997.86 |
| 25-Dec-06 | 25-Jan-07 | 49,226,856.50 |
| 25-Jan-07 | 25-Feb-07 | 48,905,780.53 |
| 25-Feb-07 | 25-Mar-07 | 48,534,127.91 |
| 25-Mar-07 | 25-Apr-07 | 48,112,374.85 |
| 25-Apr-07 | 25-May-07 | 47,641,115.80 |
| 25-May-07 | 25-Jun-07 | 47,121,063.01 |
| 25-Jun-07 | 25-Jul-07 | 46,553,045.73 |
| 25-Jul-07 | 25-Aug-07 | 45,938,009.03 |
| 25-Aug-07 | 25-Sep-07 | 45,277,012.27 |
| 25-Sep-07 | 25-Oct-07 | 44,571,227.13 |
| 25-Oct-07 | 25-Nov-07 | 43,821,935.34 |
| 25-Nov-07 | 25-Dec-07 | 43,030,525.94 |
| 25-Dec-07 | 25-Jan-08 | 42,198,492.29 |
| 25-Jan-08 | 25-Feb-08 | 41,327,428.62 |
| 25-Feb-08 | 25-Mar-08 | 40,419,026.29 |
| 25-Mar-08 | 25-Apr-08 | 39,475,069.59 |
| 25-Apr-08 | 25-May-08 | 38,497,431.45 |
| 25-May-08 | 25-Jun-08 | 37,488,068.50 |
| 25-Jun-08 | 25-Jul-08 | 36,449,016.15 |
| 25-Jul-08 | 25-Aug-08 | 35,382,383.15 |
| 25-Aug-08 | 25-Sep-08 | 34,290,345.95 |
| 25-Sep-08 | 25-Oct-08 | 33,175,142.90 |
| 25-Oct-08 | 25-Nov-08 | 32,039,068.04 |
| 25-Nov-08 | 25-Dec-08 | 30,884,464.83 |
| 25-Dec-08 | 25-Jan-09 | 29,713,719.65 |
| 25-Jan-09 | 25-Feb-09 | 28,542,096.36 |
| 25-Feb-09 | 25-Mar-09 | 27,403,520.65 |
| 25-Mar-09 | 25-Apr-09 | 26,297,289.96 |
| 25-Apr-09 | 25-May-09 | 25,222,715.83 |
| 25-May-09 | 25-Jun-09 | 24,179,123.58 |
| 25-Jun-09 | 25-Jul-09 | 23,165,852.08 |
| 25-Jul-09 | 25-Aug-09 | 22,182,253.47 |

| | | |
|---|---|---|
| 25-Aug-09 | 25-Sep-09 | 21,227,692.87 |
| 25-Sep-09 | 25-Oct-09 | 20,301,548.18 |
| 25-Oct-09 | 25-Nov-09 | 19,403,209.76 |
| 25-Nov-09 | 25-Dec-09 | 18,532,080.26 |
| 25-Dec-09 | 25-Jan-10 | 17,687,574.33 |
| 25-Jan-10 | 25-Feb-10 | 16,869,118.36 |
| 25-Feb-10 | 25-Mar-10 | 16,076,150.30 |
| 25-Mar-10 | 25-Apr-10 | 15,308,119.43 |
| 25-Apr-10 | 25-May-10 | 14,564,486.10 |
| 25-May-10 | 25-Jun-10 | 13,844,721.51 |
| 25-Jun-10 | 25-Jul-10 | 13,148,307.56 |
| 25-Jul-10 | 25-Aug-10 | 12,474,736.56 |
| 25-Aug-10 | 25-Sep-10 | 11,823,511.08 |
| 25-Sep-10 | 25-Oct-10 | 11,194,143.70 |
| 25-Oct-10 | 25-Nov-10 | 10,586,156.85 |
| 25-Nov-10 | 25-Dec-10 | 9,999,082.61 |
| 25-Dec-10 | 25-Jan-11 | 9,432,462.53 |
| 25-Jan-11 | 25-Feb-11 | 8,885,847.37 |
| 25-Feb-11 | 25-Mar-11 | 8,358,797.03 |
| 25-Mar-11 | 25-Apr-11 | 7,850,880.28 |
| 25-Apr-11 | 25-May-11 | 7,361,674.64 |
| 25-May-11 | 25-Jun-11 | 6,890,766.16 |
| 25-Jun-11 | 25-Jul-11 | 6,437,749.29 |
| 25-Jul-11 | 25-Aug-11 | 6,002,226.70 |
| 25-Aug-11 | 25-Sep-11 | 5,583,809.12 |
| 25-Sep-11 | 25-Oct-11 | 5,202,368.61 |
| 25-Oct-11 | 25-Nov-11 | 4,837,094.20 |
| 25-Nov-11 | 25-Dec-11 | 4,487,620.87 |
| 25-Dec-11 | 25-Jan-12 | 4,153,591.02 |
| 25-Jan-12 | 25-Feb-12 | 3,834,654.31 |
| 25-Feb-12 | 25-Mar-12 | 3,530,467.58 |
| 25-Mar-12 | 25-Apr-12 | 3,240,694.64 |
| 25-Apr-12 | 25-May-12 | 2,965,006.17 |
| 25-May-12 | 25-Jun-12 | 2,703,079.58 |
| 25-Jun-12 | 25-Jul-12 | 2,454,598.86 |
| 25-Jul-12 | 25-Aug-12 | 2,219,254.45 |
| 25-Aug-12 | 25-Sep-12 | 1,996,743.15 |
| 25-Sep-12 | 25-Oct-12 | 1,792,825.44 |
| 25-Oct-12 | 25-Nov-12 | 1,601,033.57 |
| 25-Nov-12 | 25-Dec-12 | 1,421,083.91 |
| 25-Dec-12 | 25-Jan-13 | 1,252,698.70 |
| 25-Jan-13 | 25-Feb-13 | 1,095,605.87 |
| 25-Feb-13 | 25-Mar-13 | 949,538.95 |

| | | |
|---|---|---|
| 25-Mar-13 | 25-Apr-13 | 814,236.99 |
| 25-Apr-13 | 25-May-13 | 689,444.37 |
| 25-May-13 | 25-Jun-13 | 574,910.79 |
| 25-Jun-13 | 25-Jul-13 | 470,391.10 |
| 25-Jul-13 | 25-Aug-13 | 375,645.20 |
| 25-Aug-13 | 25-Sep-13 | 290,437.98 |
| 25-Sep-13 | 25-Oct-13 | 225,043.09 |
| 25-Oct-13 | 25-Nov-13 | 168,435.49 |
| 25-Nov-13 | 25-Dec-13 | 120,399.35 |
| 25-Dec-13 | 25-Jan-14 | 80,723.31 |
| 25-Jan-14 | 25-Feb-14 | 49,200.46 |
| 25-Feb-14 | 25-Mar-14 | 25,628.21 |
| 25-Mar-14 | 25-Apr-14 | 9,808.24 |
| 25-Apr-14 | 25-May-14 | 1,546.37 |
| 25-May-14 | Termination Date | 652.49 |